                                                                     EXHIBIT 3.1


            NEW BRUNSWICK                                          NOUVEAU BRUNSWICK
       BUSINESS CORPORATIONS ACT                               LOI SUR LES CORPORATIONS
                                                                      COMMERCIALES
                FORM 1                                                 FORMULA 1
       ARTICLES OF INCORPORATION                                  STATUTS CONSTITUTIVS
             (SECTION 4)                                               (ARTICLE 4)
-----------------------------------------------------------------------------------------------------
1-Name of Corporation                                    Raison sociale de la corporation

  PCI Chemicals Canada, Inc./Produits Chimiques PCI Canada Inc.
-----------------------------------------------------------------------------------------------------
2-The classes and any maximum number of                 Les categories et le nombre maximal
  shares that the corporation is authorized             d'actions que la corporation peut emettre
  to issue and any maximum aggregate amount             ainsi que le montant maximal global pour
  for which shares may be issued including              lequel les actions pauvent etre amises y
  shares without par value and/or with par              compris les actions sans valeur au pair ou
  value and the amount of the par value.                avec valeur au pair ou les deux et le
                                                        montant de la valeur au pair.

  One class of shares without nominal or par value, unlimited as to number.


-----------------------------------------------------------------------------------------------------
3-Restrictions if any on share transfers                Restrictions, s'il y en a, au transfert
                                                        d'actions

  The shares of the Corporation shall not be transferred without the consent of either (i) the directors evidenced by a resolution passed or signed by them and recorded in the books of the
  Corporation or (ii) the holders of a majority in number of the outstanding voting shares of the Corporation.

-----------------------------------------------------------------------------------------------------
4-Number (or minimum and maximum number)                Nombre (ou nombre minimum et
  of directors                                          maximum) d'administrateurs

  Minimum of one and a maximum of ten as determined from time to time by resolution of the board of directors.

-----------------------------------------------------------------------------------------------------
5-Restrictions if any on business the                   Restricions, s'il y en a, a
  corporation may carry on                              l'activite que peut exacer la
                                                        corporation
  None
-----------------------------------------------------------------------------------------------------
6-Other provisions if any                               D'autres dispositions, le cas echeant

  The annexed Schedule "I" is incorporated in this form.
-----------------------------------------------------------------------------------------------------
7-Incorporators                                         Fondateurs
-----------------------------------------------------------------------------------------------------

Date            Name-Noms       Address (include postal code)                   Signature
                              Adresses (y compris la code postal)
-----------------------------------------------------------------------------------------------------
Sept.           Darrell J.      P.O. Box 7389, Stn. "A", 44 Chipman      /s/ Darrell J. Stephenson
6th 1997        Stephenson      Hill, Saint John, N.B., E2L 4S6
-----------------------------------------------------------------------------------------------------


FOR DEPARTMENT USE ONLY                                 RESERVE A L'URAGE DU MINSTERE
-----------------------------------------------------------------------------------------------------
Corporation No.-Corporation No.                         Filed-Depose
                          505548                                Filed/Depose Sep 17 1997
-----------------------------------------------------------------------------------------------------

          PCI CHEMICALS CANADA INC./PRODUCTS CHIMIOUES PCI CANADA INC.
                              (the "Corporation")

                      Schedule "I" to the Foregoing Form 1
        Under the Business Corporations Act (New Brunswick) (the "Act")


          Other provisions applicable to the Corporation and incorporated into the Articles of Incorporation are as set forth below.

1.        The number of shareholders of the Corporation is limited to fifty
(50), not including persons who are in the employment of the Corporation and persons, who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after the termination of that employment to be, shareholders of the Corporation, two or more persons holding one or more shares jointly being counted as a single shareholder.

2. Any distribution of securities of the Corporation to the public or any invitation to the public to subscribe for securities of the Corporation is prohibited.


3. The directors of the Corporation may, without authorization of the shareholders:

     (a)   borrow money upon the credit of the Corporation;

     (b) issue, re-issue, sell or pledge any bonds, debentures, debenture stock or other debt obligations of the Corporation;

     (c) subject to the Act, give a guarantee on behalf of the Corporation to secure the performance of an obligation of any person; and

     (d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any moveable or personal, immoveable or real, or other property of the Corporation including book debts, rights, powers, franchises, goodwill and undertaking, owned or subsequently acquired, present or future, to secure any debt or obligation, including contingent obligations, of the Corporation, in such amounts and on such terms and conditions as they deem expedient.

      The directors may, by resolution or by-law for the delegation of such powers by the directors to such officer or officers or director or directors of the Corporation, to such extent and in such a manner as may be set out in the resolution or by-law, as the case may be.

4. Notwithstanding subsection 87(1) of the Act (as from time to time in force) notice of the time and place of a meeting of shareholders of the Corporation shall be deemed to be properly given if sent not less than (5) days before the meeting:

          (a) to each shareholder entitled to vote at the meeting;

          (b) to each director; and

          (c) to the auditor, if any.


5. Notwithstanding subsections 84(1) and (2) of the Act (as from time to time in force), meetings of shareholders of the Corporation may be held at any place outside of the Province of New Brunswick including, without limitation, the Cities of Montreal and Toronto, Canada and in any location in the United States of America.

6. Meetings of the board of directors of the Corporation may be held at any place within or outside the Province of New Brunswick.

7. Notwithstanding any provision in the Act (as from time to time in force), the Corporation or any corporation with which it is affiliated may, directly or indirectly, give financial assistance by means of a loan, guarantee or otherwise;

          (a) to any shareholder, director, officer or employee of the Corporation or of an affiliated corporation; or

          (b) to any associate of a shareholder, director, officer or employee of the Corporation or of an affiliated corporation;

          even if there are reasonable grounds for believing that

          (c) the Corporation is, or after giving the financial assistance would be, unable to pay its liabilities as they become due; or

          (d) the realizable value of the corporation's assets, excluding the amount of any financial assistance in the form of a loan or in the form of assets pledged or encumbered to secure a guarantee, after giving the financial assistance in the form of a loan or in the form of assets pledged or encumbered to secure a guarantee, after giving the financial assistance, would be less than the aggregate of the Corporation's liabilities and stated capital of all classes.


8.        (a)  Notwithstanding Section 2 of Section 27 of the BUSINESS
               CORPORATIONS ACT as from time to time in force, the holders of equity shares of any class, in the case of the proposed issuance by the Corporation of, or the proposed granting by the Corporation of rights or options to purchase, its equity shares of any class or any shares or other securities convertible into or carrying rights or options to purchase its equity shares of any class, shall not as such, even if the issuance of the equity shares proposed to be issued or issuable upon exercise of such rights or options or upon conversion of such other securities would adversely affect the unlimited dividend rights of such holders, have the right to purchase such shares or other securities.

     (b) Notwithstanding Sections 3 of Section 27 of the Business Corporations Act as from time to time in force, the holders of voting shares of any class in the case of the proposed issuance by the Corporation of, or the proposed granting by the Corporation of rights or options to purchase, its voting shares of any class or any shares or other securities convertible into or carrying rights or options to purchase its voting shares of any class, shall not as such, even if the issuance of the voting shares proposed to be issued or issuable upon exercise of such rights or options or upon conversion of such other securities would adversely affect the voting rights of such holders, have the right to purchase such shares or other securities.

          NEW BRUNSWICK                                         NOUVEAU BRUNSWICK
     BUSINESS CORPORATION ACT                                LOI SUR LES CORPORATIONS
                                                                   COMMERCIALES
              FORM 2                                                 FORMULE 2
     NOTICE OF REGISTERED OFFICE                              AVIS DE DESIGNATION OU
  NOTICE OF CHANGE OF REGISTERED OFFICE                 AVIS DE CHANGEMENT DU DUREAD ENREGISTRE
           (SECTION 17)                                            (ARTICLE 17)
--------------------------------------------------------------------------------------------------------
1-Name of Corporation/Raison sociale de la              2-Corporation No./No. de corporation
  corporation

  PCI Chemicals Canada Inc./Produits Chimiques PCI Canada Inc.            505548
--------------------------------------------------------------------------------------------------------
3-Place and address of the registered office/Lieu et adresse du bureau enregistre

        44  Chipman Hill
        Suite 1000
        P.O. Box 7289, Stn. "A"
        Saint John, NB
        E2L 4S6
--------------------------------------------------------------------------------------------------------
4-Effective date of change                              Date d'entree en vigueur du changement
                                        N/A
--------------------------------------------------------------------------------------------------------
5-Previous place and address of the                     Derniers lieu et adresse du bureau
  registered office                     N/A             enregistre
--------------------------------------------------------------------------------------------------------
       Date                     Signature               Description of office - Function
--------------------------------------------------------------------------------------------------------
  September [ ]         /s/ Illegible                   Incorporator
  1997
--------------------------------------------------------------------------------------------------------
     BUSINESS CORPORATION ACT                           LOI SUR LES CORPORATIONS
                                                             COMMERCIALES
           FORM 4                                              FORMULE 4
 NOTICE OF DIRECTORS OR NOTICE OF                       LISTE DES ADMINISTRATEURS OU
       CHANGE OF DIRECTORS                          AVIS DE CHANGEMENT D'ADMINISTRATEURS
       (SECTION 64, 71)                                     (ARTICLE 64, 71)
--------------------------------------------------------------------------------------------------------
1-Name of Corporation - Raison sociale de la corporation

  PCI Chemicals Canada Inc./Produits Chimiques PCI Canada Inc.
--------------------------------------------------------------------------------------------------------
2-The following persons became directors                Liste des personnes devenues administrateurs
  of this corporation                                   de la corporation
  Effective Date                                        Date d'entree en  vigueur
         Upon the issuance of the Certificate of Incorporation
--------------------------------------------------------------------------------------------------------



  Name/Nom              Residential Address or Address for Service      Occupation             Telephone
                        Adresse residentelle ou adresse pour fin de                            Telephone
                        signification
--------------------------------------------------------------------------------------------------------
                        See attached Schedule "A"

--------------------------------------------------------------------------------------------------------
3-The following persons ceased to be directors          Liste des personnes qui ont cesse
  of the corporation                                    d'etre administrateure de la corporation
  Effective Date / Date d'entree en vigueur     Upon the Issuance of the Certificate of Incorporation
--------------------------------------------------------------------------------------------------------
  Name/Nom              Residential Address or Address for Service
                        Addresse residentialle ou adresse pour fin de signification
--------------------------------------------------------------------------------------------------------
  N/A                                           N/A
--------------------------------------------------------------------------------------------------------
4-The directors of the corporation now are              Administrateurs actuale de la corporation
--------------------------------------------------------------------------------------------------------
  Name/Nom              Residential Address or address for service      Occupation             Telephone
                        Adresse residentielle ou adresse pour fin de                           Telephone
                        signification
--------------------------------------------------------------------------------------------------------
                        See attached Schedule "A"
--------------------------------------------------------------------------------------------------------
       Date                     Signature               Description of Office / Function
--------------------------------------------------------------------------------------------------------
  September 16th                /s/ Illegible                   Incorporator
  1997
--------------------------------------------------------------------------------------------------------
  For Department Use Only/Reserve a l'usage du          Forms 2 and 4/Formules 2 et 4
  ministers                                             Filed/Depose            Filed [Illegible], 1997
--------------------------------------------------------------------------------------------------------
NOTE: TO BE USED FOR NEW INCORPORATIONS ONLY            REM: A N'UTILISER QUE POUR UNE NOUVELLE CONSTITUTION
                                                        EN CORPORATION

                                  SCHEDULE "A"

                                   DIRECTORS


Michael J. Ferris             700 Louisiana Street
                              Suite 4300
                              Houston, Texas
                              U.S.A. 77002

                              Tel:  (713) 225-3831

Philip J. Ablove             700 Louisiana Street
                              Suite 4300
                              Houston, Texas
                              U.S.A. 77002

                              Tel:  (713) 225-3831

Kent R. Stephenson            700 Louisiana Street
                              Suite 4300
                              Houston, Texas
                              U.S.A.  77002

                              Tel: (713) 225-3831